UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 August 29, 2003
                                 Date of Report
                        (Date of earliest event reported)


                        Strategic Capital Resources, Inc.
             (Exact name of Registrant as specified in its charter)


         Florida                       0-28168                  11-3289981
----------------------------   -----------------------      -------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)


             7900 Glades Road, Suite 610, Boca Raton, Florida  33434
        ----------------------------------------------------------------
                (Address of principal executive office)       (ZipCode)


       Registrant's Telephone Number, Including Area Code: (561) 558-0165


                                 Not Applicable
        ----------------------------------------------------------------
          (Former Name or Former Address, if changed since Last Report)



--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


ITEM 7(c).  EXHIBITS                                                          2


ITEM 9.     REGULATION FD DISCLOSURE                                          2


SIGNATURES                                                                    3


EXHIBIT                                                                       4


--------------------------------------------------------------------------------

ITEM 7(c).  Exhibits

            99.1 Press release dated August 29, 2003


ITEM 9.     Regulation FD Disclosure

            The following information, intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" of Form 8-K, is instead being furnished under this "Item 9. Regulation FD Disclosure" in accordance with SEC Release No. 33-8216.

            Strategic Capital Resources, Inc. issued a press release August 29, 2003 with earnings information on the Company's fiscal year ended June 30, 2003. The press release is furnished with this Form 8-K as exhibit 99.1.

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       STRATEGIC CAPITAL RESOURCES, INC.

                                       By: /s/ DAVID MILLER
                                           -------------------------------------
                                       Name:  David Miller
                                       Title: Chairman and CEO



                                       -3-

--------------------------------------------------------------------------------